Exhibit 99.1

MICROVAST HOLDINGS, INC. TO LIST ON NASDAQ UNDER THE TICKER “MVST”

Microvast Completes Business Combination with Tuscan Holdings Corp.

Combined Company to Continue Advancing Next-Generation Commercial Electric Vehicles with Superior Battery Technology

HOUSTON, TX – July 26, 2021 – Microvast, Inc. (“Microvast” or the “Company”), a leading global provider of next-generation battery technologies for commercial and specialty vehicles, today announced that it has completed its previously announced business combination with Tuscan Holdings Corp. (Nasdaq: THCB) (“Tuscan”). The business combination was approved at a special meeting of stockholders on July 21, 2021, resulting in the combined company being renamed “Microvast Holdings, Inc.”, with its common stock and warrants to commence trading on the Nasdaq on July 26, 2021 under the ticker symbols “MVST” and “MVSTW”.

Upon closing, the combined company received approximately $822 million in cash, comprised of approximately $282 million in cash held in trust by Tuscan and the proceeds of a $540 million PIPE from leading institutional investors including strategic partner Oshkosh Corporation as well as funds and accounts managed by BlackRock, Koch Strategic Platforms and InterPrivate Investment Partners. At closing, approximately 99.7% of funds remained in Tuscan’s trust account.

“The talented Microvast team developed our disruptive battery technology to revolutionize the way that we travel and help advance a greener, more electric future,” said Yang Wu, Microvast’s Founder, CEO, and President. “Becoming a public company not only validates the power of our next generation battery solutions, which provide our commercial vehicle operator customers with accelerated charging times, extended life cycles, and enhanced safety performance, but also the potential of our opportunity in a large and rapidly growing commercial Electric Vehicle market buoyed by a global shift to electrification. As a public company, we are poised to leverage our increased financial resources to develop and deploy our battery solutions in partnership with a suite of market-leading customers across the world. I want to thank the Microvast team for their commitment to our continued growth as we work to advance the mass adoption of commercial electric vehicles.”

Microvast, founded in Houston in 2006, develops disruptive battery technologies designed specifically for commercial electric vehicles (EVs) that feature best-in-class fast-charging capabilities, high energy density, significantly longer cycle life and proven safety performance. Powered by a proprietary intellectual property portfolio, Microvast’s battery solutions are significantly more stable under heat than traditional poly-ethylene separators and demonstrate improved thermal stability in the battery cell. Highly modular and vertically integrated, Microvast’s standard battery packs can utilize a wide variety of cell chemistries, providing great flexibility in vehicle design and applications to the Company’s broad range of potential commercial vehicle customers, including light, medium and heavy-duty trucks, vans, buses, trains, automated guided vehicles, port equipment and mining trucks. Microvast’s batteries are now integrated in almost 30,000 vehicles, running in 160 cities in 19 countries, for a total of over 3.8 billion miles traveled on its batteries to date.

Microvast’s technology is further validated by marquee customer partnerships with industry leaders, including Gaussin, FPT Industrial, Oshkosh Corporation and a leading German luxury sports car company, among others, as well as R&D partnerships with BMW, the United States Council for Automotive Research and Argonne National Laboratory. Since first announcing its go-public transaction in February 2021, Microvast has continued to build significant momentum, announcing a joint development agreement with Oshkosh Corporation; expanding into the French e-bus market as the battery supplier for the full-electric bus, hybrid bus and retrofit bus for French bus manufacturer SAFRA; and announcing a strategic partnership with Gaussin to integrate Microvast’s batteries into Gaussin’s electric and hydrogen powered skateboard platforms. Olaf Scholz, German Vice-Chancellor & Federal Minister of Finance, further recognized Microvast’s innovative approach to next generation battery technologies at an onsite visit to the Company’s EMEA headquarters in June 2021.

“Mr. Wu and his team have leveraged their innovative set of electric battery solutions to build a company that is making significant progress on its long-term growth plans, securing strategic partnerships and collaborations with key industry players as it targets a rapidly developing commercial EV total addressable market of $30 billion,” commented Stephen Vogel, Chairman and CEO of Tuscan.

“The Microvast management team has demonstrated its commitment to positioning the company to capitalize on its many opportunities ahead. We look forward to their continued success as a public company,” added Ahmed Fattouh, Chairman and CEO of InterPrivate, an anchor investor in the transaction.

Microvast’s Founder and Chief Executive Officer, Mr. Wu, will continue to lead the combined company along with the current management team. Mr. Vogel, Tuscan’s Chairman and CEO, will remain as a director of the combined company and will be joined by Dr. M. Stanley Whittingham, who was recently awarded the Nobel Prize in Chemistry for his ground-breaking work on lithium-ion batteries.

About Microvast

Microvast, Inc. is a technology innovator that designs, develops and manufactures lithium-ion battery solutions. Founded in 2006 and headquartered in Houston, TX, Microvast is renowned for its cutting-edge cell technology and its vertical integration capabilities which extends from core battery chemistry (cathode, anode, electrolyte, and separator) to battery packs. By integrating the process from raw material to system assembly, Microvast has developed a family of products covering a broad breadth of market applications. More information can be found on the corporate website: www.microvast.com.

About Tuscan

Tuscan Holdings Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Tuscan’s management team is led by Stephen Vogel, Chairman and Chief Executive Officer. Tuscan is listed on Nasdaq under the ticker symbol “THCB.”

About InterPrivate

InterPrivate Capital is a private investment firm that invests on behalf of a consortium of family offices. The firm’s unique independent co-sponsor structure provides its investors with the deep sector expertise and transaction execution capabilities of veteran deal-makers from the world’s leading private equity and venture capital firms. Affiliates of InterPrivate Capital act as sponsors, co-sponsors and advisors of SPACs, and manage a number of investment vehicles on behalf of its family office co-investors that participate in private and public opportunities, including PIPE investments in support of the firm’s sponsored business combinations. For more information regarding InterPrivate Capital, please visit www.interprivate.com. For more information regarding InterPrivate’s SPAC strategy, please visit www.ipvspac.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Microvast’s industry and market sizes, future opportunities for Microvast and the combined company and Microvast’s estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) a delay or failure to realize the expected benefits from the business combination; (2) the impact of the ongoing COVID-19 pandemic; (3) changes in the highly competitive market in which Microvast competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (4) changes in the markets that Microvast targets; (5) risk that Microvast may not be able to execute its growth strategies or achieve profitability; (6) the risk that Microvast is unable to secure or protect its intellectual property; (7) the risk that Microvast’s customers or third-party suppliers are unable to meet their obligations fully or in a timely manner; (8) the risk that Microvast’s customers will adjust, cancel, or suspend their orders for Microvast’s products; (9) the risk that Microvast will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (10) the risk of product liability or regulatory lawsuits or proceedings relating to Microvast’s products or services; (11) the risk that Microvast may not be able to develop and maintain effective internal controls; (12) the outcome of any legal proceedings that may be instituted against Microvast or any of its directors or officers; and (13) risks of operations in the People’s Republic of China.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Microvast or the date of such information in the case of information from persons other than Microvast, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Press Contact:

Microvast Investor Relations

IR@microvast.com

(346) 309-2562

Microvast Public Relations

media@microvast.com

Tuscan Holdings Corp.

Investor Relations, ICR

TuscanIR@icrinc.com

InterPrivate Capital

Charlotte Luer

Investor Relations

ir@interprivate.com

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